EX-99.23(g)(16)

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     This Amendment dated the 30th day of April, 2007, to the Amended and Restated Mutual Fund Custody and Service Agreement effective as of May 1, 2001 (the "Agreement") by and between JNL Series Trust and JNL Investors Series Trust (each individually the "Trust") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian").

     WHEREAS, the Trust and the Custodian have entered into the Agreement;

     WHEREAS,   in  order  to  reflect  the  sub-adviser  change  from  Fidelity
Management Research Company to Pyramis Global Advisers for all funds previously subadvised by Fidelity Management and Research Company;

     WHEREAS, in order to reflect the name change for all funds sub-advised by Pyramis Global Advisers to "FI" when referencing the sub-adviser (formerly the sub-adviser was referenced as "FMR," hereinafter, the sub-adviser should be referenced as "FI");

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to Goldman Sachs Asset Management, L.P. for the JNL/Western Asset Strategic Bond Fund;

     WHEREAS, in order to reflect a name change for the JNL/Western Asset Strategic Bond Fund to the JNL/Goldman Sachs Core Plus Bond Fund;

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to J.P. Morgan Investment Management Inc. for the JNL/Western Asset U.S. Government & Quality Bond Fund;

     WHEREAS, in order to reflect a name change for the JNL/Western Asset U.S. Government & Quality Bond Fund to the JNL/JP Morgan U.S. Government & Quality Bond Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to PPM America, Inc. for the JNL/Western Asset High Yield Bond Fund;

     WHEREAS, in order to reflect a name change for JNL/Western Asset High Yield Bond Fund to the JNL/PPM America High Yield Bond Fund; and

     WHEREAS, in order to reflect the merger of the JNL/Alger Growth Fund, and the JNL/Oppenheimer Growth Fund into the JNL/T. Rowe Price Established Growth Fund.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1. To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3. The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

JNL SERIES TRUST                               MELLON TRUST OF NEW ENGLAND, N.A.
JNL INVESTORS SERIES TRUST

By:      /s/ Mark D. Nerud                     By:    /s/ Candice Walker
Name:    Mark D. Nerud                         Name:  Candice Walker
Title:   President                             Title: Vice President

                           APPENDIX F
                          LIST OF FUNDS
                     (as of April 30, 2007)

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                    JNL SERIES TRUST FUNDS
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                 JNL/AIM Large Cap Growth Fund
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                   JNL/AIM Real Estate Fund
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                 JNL/AIM Small Cap Growth Fund
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        JNL/Credit Suisse Global Natural Resources Fund
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               JNL/Credit Suisse Long/Short Fund
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                  JNL/Eagle Core Equity Fund
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                JNL/Eagle SmallCap Equity Fund
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                     JNL/FI Balanced Fund
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                  JNL/FI Mid-Cap Equity Fund
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           JNL/Franklin Templeton Global Growth Fund
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              JNL/Franklin Templeton Income Fund
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           JNL/Franklin Templeton Mutual Shares Fund
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          JNL/Franklin Templeton Small Cap Value Fund
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             JNL/Goldman Sachs Core Plus Bond Fund
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             JNL/Goldman Sachs Mid Cap Value Fund
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          JNL/Goldman Sachs Short Duration Bond Fund
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            JNL/JPMorgan International Equity Fund
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             JNL/JPMorgan International Value Fund
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       JNL/JPMorgan U.S. Government & Quality Bond Fund
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               JNL/Lazard Emerging Markets Fund
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                JNL/Lazard Small Cap Value Fund
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                 JNL/Lazard Mid Cap Value Fund
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       JNL/Mellon Capital Management S&P 500 Index Fund
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    JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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      JNL/Mellon Capital Management Small Cap Index Fund
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    JNL/Mellon Capital Management International Index Fund
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         JNL/Mellon Capital Management Bond Index Fund
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JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
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              JNL/Oppenheimer Global Growth Fund
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                  JNL/PIMCO Real Return Fund
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               JNL/PIMCO Total Return Bond Fund
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             JNL/PPM America High Yield Bond Fund
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               JNL/PPM America Value Equity Fund
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                    JNL/Putnam Equity Fund
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                 JNL/Putnam Midcap Growth Fund
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                   JNL/Select Balanced Fund
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                 JNL/Select Global Growth Fund
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               JNL/Select Large Cap Growth Fund
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                 JNL/Select Money Market Fund
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                     JNL/Select Value Fund
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           JNL/T. Rowe Price Established Growth Fund
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             JNL/T. Rowe Price Mid-Cap Growth Fund
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                 JNL/T. Rowe Price Value Fund
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           JNL/S&P Moderate Retirement Strategy Fund
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       JNL/S&P Moderate Growth Retirement Strategy Fund
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            JNL/S&P Growth Retirement Strategy Fund
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               JNL INVESTORS SERIES TRUST FUNDS
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                     JNL Money Market Fund
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                  Jackson Perspective 5 Fund
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               Jackson Perspective Index 5 Fund
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             Jackson Perspective Optimized 5 Fund
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             Jackson Perspective Money Market Fund
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